UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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EG Acquisition Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EG ACQUISITION CORP.

375 Park Avenue, 24th Floor

New York, NY 10152

NOTICE OF SPECIAL MEETING

To Be Held at 10:00 a.m. Eastern Time on May 12, 2023

TO THE STOCKHOLDERS OF EG ACQUISITION CORP.:

You are cordially invited to attend the special meeting (the “Special Meeting”) of EG Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on May 12, 2023, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/egacquisition/2023 or vote by phone by calling toll-free (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if you are located outside the U.S. and Canada (standard rates apply)). The accompanying proxy statement (the “Proxy Statement”) is dated April 21, 2023, and is first being mailed to stockholders of the Company on or about April 24, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

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a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”), dated as of May 25, 2021, pursuant to an amendment set forth in Annex A to the accompanying Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to give the Company the right to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on May 28, 2021 (the “IPO”), up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors (the “board”) (the “Extension” and, such date, the “Extended Date”);

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a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated May 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to the accompanying Proxy Statement, to give the Company the right to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. On October 17, 2022, the Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with LGM Enterprises, LLC, a North Carolina limited liability company doing business as flyExclusive (“LGM”), the existing equityholders of LGM (the “Existing Equityholders”), EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Thomas James Segrave, Jr. (“Existing Equityholder Representative”) in his capacity as Existing Equityholder Representative. The transactions contemplated by the Equity Purchase Agreement are referred to herein as the “Potential Business Combination.” Under the Equity Purchase Agreement, the obligations of the parties to consummate the Potential Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties. The A&R Charter provides that we have until May 28, 2023 to complete our initial business combination. Since we have not yet completed the Potential Business Combination, our board believes that there may not be sufficient time before May 28, 2023 to hold a Special Meeting at which to conduct a vote for the stockholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order for our stockholders to evaluate the Potential Business Combination (or such other business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding shares of Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such holders of public shares (the “public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. In connection with the Potential Business Combination (or another business combination), we intend to file in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate Special Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Special Meeting regarding the Extension.

Based upon the amount in the Trust Account as of April 17, 2023, which was approximately $230,434,928.48, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the public shares on the New York Stock Exchange on April 20, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.21. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (i) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH THE UNITS CONSISTING OF ONE SHARE OF CLASS A COMMON STOCK AND ONE-THIRD OF ONE REDEEMABLE WARRANT TO PURCHASE ONE WHOLE SHARE OF CLASS A COMMON STOCK (EACH A “WARRANT”), ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING SHARES OF CLASS A COMMON STOCK AND WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK, (ii) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5 P.M. EASTERN TIME ON MAY 10, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING), THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH, AND (iii) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

The purpose of the Trust Amendment is to amend the Trust Agreement to give the Company the right to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board).

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock (the “founder shares” and, together with the public shares, the “shares” or “common stock”), our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon, a quorum being present. The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate an initial business combination and (2) consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon.

Our board has fixed the close of business on April 17, 2023 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

After careful consideration of all relevant factors, our board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your common stock.

April 21, 2023

By Order of the Board of Directors

/s/ Gary Fegel

Chairman

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting (including by virtual means as provided herein). If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank (including by virtual means as provided herein). Your failure to vote or instruct your broker or bank how to vote will mean that your shares will not count toward the quorum requirement for the Special Meeting and will not be voted. An abstention or a broker non-vote will be counted toward the quorum requirement but will not count as a vote cast at the Special Meeting.

v

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be held on May 12, 2023: This notice of Special Meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/egacquisition/2023.

EG ACQUISITION CORP.

375 Park Avenue, 24th Floor

New York, NY 10152

SPECIAL MEETING

TO BE HELD ON MAY 12, 2023

PROXY STATEMENT

The special meeting (the “Special Meeting”) of EG Acquisition Corp. (“we,” “us,” “our” or the “Company”) to be held at 10:00 a.m. Eastern Time on May 12, 2023, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/egacquisition/2023, or vote by phone by calling toll-free (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if you are located outside the U.S. and Canada (standard rates apply)). The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

•

a proposal to amend the Company’s Amended and Restated Certificate of Incorporation (the “A&R Charter”), dated as of May 25, 2021, pursuant to an amendment set forth in Annex A to this Proxy Statement (the “Extension Amendment” and, such proposal, the “Extension Amendment Proposal”) to give the Company the right to extend the date by which the Company must (1) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (a “business combination”), (2) cease its operations except for the purpose of winding up if it fails to complete such business combination, and (3) redeem all of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on May 28, 2021 (the “IPO”), up to 5 times, initially from May 28, 2023 to August 28, 2023 and thereafter for additional one month period commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors (the “board”) (the “Extension” and, such date, the “Extended Date”);

•

a proposal to amend the Investment Management Trust Agreement (the “Trust Agreement”), dated May 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee (“Continental”), pursuant to an amendment to the Trust Agreement in the form set forth in Annex B to this Proxy Statement, to give the Company the right to extend the date on which Continental must liquidate the Trust Account (the “Trust Account”) established in connection with the IPO if the Company has not completed its initial business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors) (the “Trust Amendment” and, such proposal, the “Trust Amendment Proposal”); and

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a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. On October 17, 2022, the Company entered into an equity purchase agreement (the “Equity Purchase Agreement”) with LGM Enterprises, LLC, a North Carolina limited liability company doing business as flyExclusive (“LGM”), the existing equityholders of LGM (the “Existing Equityholders”), EG Sponsor LLC, a Delaware limited liability company (“Sponsor”) and Thomas James Segrave, Jr. (“Existing Equityholder Representative”) in his capacity as Existing Equityholder Representative. The transactions contemplated by the Equity Purchase Agreement are referred to herein as the “Potential Business Combination.” Under the Equity Purchase Agreement, the obligations of the parties to consummate the Potential Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties. The A&R Charter provides that we have until May 28, 2023 to complete our initial business combination. Since we have not yet completed the Potential Business Combination, our board believes that there may not be sufficient time before May 28, 2023 to hold a Special Meeting at which to conduct a vote for the stockholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order for our stockholders to evaluate the Potential Business Combination (or such other business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension. We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001. Consequently, we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

In connection with the Extension Amendment Proposal, stockholders may elect to redeem their shares of Class A common stock for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding shares of Class A common stock included as part of the units sold in the IPO (including any shares of common stock issued in exchange thereof, the “public shares”), and which election we refer to as the “Election.” An Election can be made regardless of whether such holders of public shares (the “public stockholders”) vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if we have not completed our initial business combination by the Extended Date. In addition, regardless of whether public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a public stockholder does not make an Election, they will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem their public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of such initial business combination, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares, in the event a proposed business combination, including the Potential Business Combination, if applicable, is completed. We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. In connection with the Potential Business Combination (or another business combination), we intend to file in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate Special Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Special Meeting regarding the Extension.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,434,928.48 that was in the Trust Account as of April 17, 2023. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holder of our Class B common stock (the “founder shares” and, together with the public shares, the “shares” or “common stock”), our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Based upon the amount in the Trust Account as of April 17, 2023, which was approximately $230,434,928.48, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the public shares on the New York Stock Exchange on April 20, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.21. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares and (2) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial business combination on or before the Extended Date. Public stockholders who do not redeem their public shares now will retain their redemption rights and their ability to vote on any initial business combination, including the Potential Business Combination, if applicable, through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Under the Trust Amendment Proposal, we will amend the Trust Agreement to extend the date on which Continental must liquidate the Trust Account to the Extended Date.

Our board has fixed the close of business on April 17, 2023 as the record date for determining the stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 28,125,000 shares outstanding, of which 22,500,000 were public shares and 5,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,625,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali LLC (“Morrow Sodali”), to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $32,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

This Proxy Statement is dated April 21, 2023 and is first being mailed to stockholders on or about April 24, 2023.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on April 13, 2023, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Extension will enable us to complete a business combination.

Approving the Extension involves a number of risks. Even if the Extension is approved, the Company can provide no assurances that a business combination will be consummated, including the Potential Business Combination, prior to the Extended Date. Our ability to consummate a business combination is dependent on a variety of factors, many of which are beyond our control. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Extension or a business combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

A new 1% U.S. federal excise tax could be imposed on us in connection with redemptions by us of our shares.

On August 16, 2022, the Inflation Reduction Act of 2022 (the “IRA”) was signed into federal law. The IRA provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases (including redemptions) of stock by publicly-traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly-traded foreign corporations occurring on or after January 1, 2023. The excise tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased. The amount of the excise tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the excise tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the excise tax. The U.S. Department of the Treasury (“Treasury”) has been given authority to provide regulations and other guidance to carry out, and prevent the abuse or avoidance of the excise tax. On December 27, 2022, the Internal Revenue Service (the “IRS”) issued a notice of its intention to issue proposed regulations providing additional guidance with respect to the excise tax. The notice states that the excise tax does not apply to repurchases that occur in the taxable year in which the publicly traded corporation liquidates and dissolves.

As described under “The Extension Amendment Proposal — Redemption Rights,” if the deadline for us to complete a business combination (currently May 28, 2023) is extended, our public stockholders will have the right to require us to redeem their public shares. Any redemption or other repurchase that occurs after December 31, 2022, in connection with a business combination, extension vote or otherwise may be subject to the excise tax. Whether and to what extent we would be subject to the excise tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with a business combination, extension or otherwise,

(ii) the structure of the business combination, (iii) any redemptions or repurchases within the same taxable year as the business combination, (iv) if we do consummate a business combination, whether it is consummated in the current year or a later year, (v) if we do not consummate the business combination, whether we liquidate and dissolve in the current year, and (vi) the content of regulations and other guidance from Treasury. Funds in the Trust Account, including any interest thereon, will not be used, now or in the future, to pay for any excise tax imposed under the IRA.

Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to complete our initial business combination.

We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to complete an initial business combination. The SEC has, in the past year, adopted certain rules and may, in the future adopt other rules, which may have a material effect on our activities and on our ability to consummate an initial business combination, including the SPAC Rule Proposals (as defined below) described below.

The SEC has issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may constrain the circumstances under which we could complete a business combination. The need for compliance with SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued the SPAC Rule Proposals relating, among other items, to disclosures in business combination transactions between SPACs such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted, and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs. Certain of the procedures that we, a business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs of negotiating and completing a business combination and the time required to consummate a transaction, and may constrain the circumstances under which we could complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose. Were we to liquidate, our warrants would expire worthless, and our stockholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted. As a result, in such circumstances, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a de-SPAC transaction. Specifically, the Company would then be required to complete its initial business combination no later than the 24-month anniversary of the closing of the IPO.

If we are deemed to be an investment company under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to burdensome compliance requirements. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete an initial business combination and instead liquidate the Company. Were we to liquidate, our warrants would expire worthless, and our stockholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we currently intend, prior to the 24-month anniversary of the closing of the IPO, to instruct the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in cash in an interest-bearing demand deposit account until the earlier of the consummation of our initial business combination or our liquidation. As a result, following the liquidation of investments in the Trust Account, we would likely receive minimal interest on the funds held in the Trust Account, which would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

The funds in the Trust Account have, since our initial public offering, been held only in U.S. government treasury securities with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries. However, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we intend to, prior to the 24-month anniversary of the closing of the IPO, instruct Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination and liquidation of the Company. Following such liquidation, we would likely receive minimal interest on the funds held in the Trust Account. However, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any. As a result, any decision to liquidate the investments held in the Trust Account and thereafter to hold all funds in the Trust Account in cash in an interest-bearing demand deposit account would reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company.

In addition, even prior to the 24-month anniversary of the closing of the IPO, we may be deemed to be an investment company. The longer that the funds in the Trust Account are held in short-term U.S. government treasury securities or in money market funds invested exclusively in such securities, even prior to the 24-month anniversary of the closing of the IPO, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. Accordingly, we may determine, in our discretion, to liquidate the securities held in the Trust Account at any time, even prior to the 24-month anniversary of the closing of the IPO, and instead hold all funds in the Trust Account in cash in an interest-bearing demand deposit account which would further reduce the dollar amount our public stockholders would receive upon any redemption or liquidation of the Company. Were we to liquidate, our warrants would expire worthless, and our stockholders would lose the investment opportunity associated with an investment in the combined company, including any potential price appreciation of our securities.

The Sponsor, our directors and executive officers, and their respective affiliates, represent in the aggregate approximately 20% of our voting power, and they have indicated they intend to vote in favor of the Extension Amendment.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any Common Stock owned by them in favor of the Extension Amendment. On the record date, the Sponsor beneficially owned and was entitled to vote an aggregate of 5,625,000 shares of Class B common stock, representing approximately 20% of the voting power of the Company. The Extension Amendment must be approved by the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class.

In the event the Extension Amendment is approved and we amend our A&R Charter, NYSE may delist our securities from trading on its exchange following stockholder redemptions in connection with such amendment, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our Class A common stock and units are listed on NYSE. We are subject to compliance with NYSE’s continued listing requirements in order to maintain the listing of our securities on NYSE. Such continued listing requirements for our Class A common stock include:

•

maintaining an average aggregate global market capitalization of at least $50,000,000 or an average aggregate global market capitalization attributable to our publicly-held shares of Class A common stock of at least $40,000,000, such publicly-held shares of Class A common stock excluding Class A Common Stock held by our directors, officers, or their immediate families and other concentrated holdings of 10% or greater, in each case measured over 30 consecutive trading days;

•	our securities not falling below the following distribution criteria:

•	300 public stockholders; or

•	1,200 total stockholders and average monthly trading volume of 100,000 shares of Class A common stock, for the most recent 12 months; or

•	600,000 publicly-held shares of Class A common stock; and

•	consummating an initial business combination within the time period specified in our charter.

We expect that if our Class A common stock fails to meet NYSE’s continued listing requirements, our units will also fail to meet NYSE’s continued listing requirements for those securities. We cannot assure you that any of our Class A common stock or units will be able to meet any of NYSE’s continued listing requirements following any stockholder redemptions of our Class A common stock in connection with the amendment of our A&R Charter pursuant to the Extension Amendment. If our securities do not meet NYSE’s continued listing requirements, NYSE may delist our securities from trading on its exchange. If NYSE delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:

•	a limited availability of market quotations for our securities;

•	reduced liquidity for our securities;

•

a determination that our Class A common stock is a “penny stock” which will require brokers trading in our Class A common stock to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

•	a limited amount of news and analyst coverage; and

•	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A common stock and units qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on NYSE, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Q: Why am I receiving this Proxy Statement?

A:   We are a blank check company incorporated in Delaware on January 28, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities. On May 28, 2021, we consummated our IPO from which we derived gross proceeds of $225,000,000. Like many blank check companies, our A&R Charter provides for the return of the funds held in trust to the holders of our Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before a certain date (in our case, May 28, 2023). Our board has determined that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow for our stockholders to evaluate the Potential Business Combination (or such other business combination), and for us to consummate the Potential Business Combination (or another business combination), and is submitting these proposals to our stockholders to vote upon.

Q: What is being voted on?	A: You are being asked to vote on:

•  a proposal to amend our A&R Charter to give us the right to extend the date by which we have to consummate our initial business combination up to 5 times, initially from May 28, 2023 to August 28, 2023. and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May28, 2023 as determined by the Company’s board of directors);

•  a proposal to amend our Trust Agreement to give us the right to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors); and

•  a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

We are not asking you to vote on any proposed business combination, including the Potential Business Combination, at this time. In connection with the Potential Business Combination (or another business combination), we intend to file in due course a separate proxy statement/prospectus pursuant to which we will seek approval of the Potential Business Combination (or such other business combination), among other things, at a separate Special Meeting. If the Extension is not approved, we may not be able to enter into, nor consummate, the Potential Business Combination (or another business combination). We urge you to vote at the Special Meeting regarding the Extension.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Trust Amendment Proposal will constitute consent for us to remove the Withdrawal Amount from the Trust Account and deliver to the holders of redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of the funds will remain in the Trust Account and will be available for our use in connection with consummating a business combination on or before the Extended Date.

We are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,434,928.48 that was in the Trust Account as of April 17, 2023. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: Why is the Company proposing the Extension Amendment Proposal and the Trust Amendment Proposal?

A:   Our A&R Charter provides for the return of the funds held in trust to the holders of our Class A common stock sold in our IPO if there is no qualifying business combination(s) consummated on or before May 28, 2023. As we explain below, we may not be able to enter into and complete an initial business combination by that date.

We are asking for an extension of this timeframe in order to enter into and complete the Potential Business Combination (or another business combination). On October 17, 2022, we entered into the Equity Purchase Agreement. Since we have not yet completed the Potential Business Combination, our board believes that there may not be sufficient time before May 28, 2023 to hold a Special Meeting at which to conduct a vote for the stockholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination).

Accordingly, our board believes that in order for our stockholders to evaluate the Potential Business Combination (or such other business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension. Our board is proposing the Extension Amendment Proposal to amend our A&R Charter in the form set forth in Annex A hereto to give us the right to extend the date by which we must (1) consummate our initial business combination, (2) cease our operations except for the purpose of winding up if we fail to complete such business combination, and (3) redeem all the public shares, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the our board of directors), and our board is proposing the Trust Amendment Proposal to amend the Trust Agreement in the form set forth in Annex B to give us the right to extend the date on which Continental must liquidate the Trust Account established in connection with our IPO if we have not completed a business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until

December 28, 2023 (or such earlier date after May 28, 2023 as determined by our board of directors).

Q: Why should I vote “FOR” the Extension Amendment Proposal?

A:   Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 28, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the A&R Charter.

Our board believes, however, that stockholders should have an opportunity to evaluate the Potential Business Combination (or another business combination). Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of the Potential Business Combination (or another business combination) and to complete the Potential Business Combination (or another business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

Our board recommends that you vote in favor of the Extension Amendment Proposal.

Q: Why should I vote “FOR” the Trust Amendment Proposal?

A:   As discussed above, our board believes stockholders should have an opportunity to evaluate the Potential Business Combination (or another business combination). In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Whether a holder of public shares votes in favor of or against the Extension Amendment Proposal or the Trust Amendment Proposal, if such proposals are approved, the holder may, but is not required to, redeem all or a portion of its public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If holders of public shares do not elect to redeem their public shares, such holders will retain redemption rights in connection with any future initial business combination we may propose, including the Potential Business Combination, if applicable. Assuming the Extension Amendment Proposal is approved, we will have until the Extended Date to complete our initial business combination.

Our board recommends that you vote in favor of the Trust Amendment Proposal.

Q: Why should I vote “FOR” the Adjournment Proposal?

A:   If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

If presented, our board recommends that you vote in favor of the Adjournment Proposal.

Q: When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

A:   Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders. Additionally, we are not permitted to redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001, and we will not proceed with the Extension if redemptions of our public shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Q: How do the Company insiders intend to vote their shares?	A: Our Sponsor owns 5,625,000 founder shares. Such founder shares represent 20% of our issued and outstanding shares of common stock.

The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Q: What vote is required to adopt the Extension Amendment Proposal?

A:   The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Special Meeting are represented in person or by proxy (which includes presence virtually at the Special Meeting). As of the record date for the Special Meeting, the holders of at least 14,062,501 shares of common stock would be required to achieve a quorum. Our Sponsor owns an aggregate of 5,625,000 founder shares, which represent approximately 20% of our issued and outstanding common stock. Therefore, the holders of at least 8,437,501 additional outstanding common stock must be represented in person or by proxy at the Special Meeting in order to achieve a quorum.

The Extension Amendment Proposal will be approved if 18,281,250 shares of the outstanding shares of common stock are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. Therefore, the holders of at least 12,656,250 additional shares of common stock would need to vote in favor of the Extension Amendment Proposal in order for the Extension Amendment Proposal to be approved.

Q: What vote is required to approve the Trust Amendment Proposal?

A:   The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon, a quorum being present. Approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Special Meeting are represented in person or by proxy (which includes presence virtually at the Special Meeting). As of the record date for the Special Meeting, the holders of at least 14,062,501 shares of common stock would be required to achieve a quorum. Our Sponsor owns an aggregate of 5,625,000 founder shares, which represent approximately 20% of our issued and outstanding common stock. Therefore, the holders of at least 8,437,501 additional outstanding common stock must be represented in person or by proxy at the Special Meeting in order to achieve a quorum.

Assuming all of the issued and outstanding common stock are voted at the Special Meeting, the Trust Amendment Proposal will be approved if 14,062,501 of the outstanding shares of common stock are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 8,437,501 additional shares of common stock would need to vote in favor of the Trust Amendment Proposal in order for the Trust Amendment Proposal to be approved.

Assuming the minimum number of holders required to constitute a quorum are present at the Special Meeting, then the Trust Amendment Proposal will be approved if 7,031,251 of the outstanding shares of common stock are voted in favor. Our Sponsor intends to vote in favor of the Extension Amendment Proposal. In this scenario, the holders of at least 1,406,251 shares of common stock would need to vote in favor of the Trust Amendment Proposal in order for the Trust Amendment Proposal to be approved.

Q: What vote is required to approve the Adjournment Proposal?

A:   The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon.

Q: What if I do not want to vote “FOR” the Extension Amendment Proposal or Trust Amendment Proposal?

A:   If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the proposals will have the same effect as votes “AGAINST” the Extension Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal.

Q. How are the funds in the Trust Account currently being held?

A. With respect to the regulation of special purpose acquisition companies (“SPACs”) like the Company, on March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating to, among other items, disclosures in business combination transactions involving SPACs and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities.

With regard to the SEC’s investment company proposals included in the SPAC Rule Proposals, while the funds in the Trust Account have, since the Company’s initial public offering in May 2021, been held only in U.S. government treasury securities with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries, to mitigate the risk of being viewed as operating an unregistered investment company (including pursuant to the subjective test of Section 3(a)(1)(A) of the Investment Company Act of 1940) and thus subject to regulation under the Investment Company Act, we intend to, prior to the 24-month anniversary of the closing of the IPO, instruct Continental, the trustee managing the Trust Account, to liquidate the U.S. government treasury securities or money market funds held in the Trust Account and thereafter to maintain the funds in the Trust Account in cash in an interest-bearing demand deposit account at a bank until the earlier of consummation of a business combination and liquidation of the Company.

Q. Is the Company subject to the Investment Company Act of 1940?

A. As indicated above, the Company completed its initial public offering in May 2021 and has operated as a blank check company searching for a target business with which to consummate an initial business combination since such time. On March 30, 2022, the SEC issued the SPAC Rule Proposals, which would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that they satisfy certain conditions that limit a company’s duration, asset composition, business purpose and activities. The duration component of the proposed safe harbor rule would require the company to file a Current Report on Form 8-K with the SEC announcing that it has entered into an agreement with the target company (or companies) to engage in an initial business combination no later than 18 months after the effective date of the company’s registration statement for its initial public offering. The company would then be required to complete its initial business combination no later than 24 months after the effective date of its registration statement for its initial public offering. If we do not consummate a business combination by May 28, 2023, we will fall outside the scope of the proposed safe harbor of the SPAC Rule Proposals.

The SEC has indicated that it believes that there are serious questions concerning the applicability of the Investment Company Act to special purpose acquisition companies, including a company like ours, that does not complete its initial business combination within the proposed time frame set forth in the SPAC Rule Proposals. As a result, it is possible that a claim could be made that we have been operating as an unregistered investment company. If the Company was deemed to be an investment company for purposes of the Investment Company Act and found to have been operating as an unregistered investment company, it could cause the Company to liquidate. If we are forced to liquidate, investors in the Company would not be able to participate in any benefits of owning stock in an operating business, including the potential appreciation of our stock following such a transaction and our warrants would expire worthless.

Q: What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?	A: Our board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve both the Extension Amendment Proposal and the Trust Amendment Proposal.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: What happens if the Equity Purchase Agreement is terminated before the Special Meeting?

A:   Our board may elect to abandon the Extension Amendment and the Trust Amendment if the Equity Purchase Agreement is terminated prior to the Special Meeting.

In such circumstances, we will not consummate our initial business combination by May 28, 2023 and, as contemplated by our IPO prospectus and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

A:   If the Extension Amendment Proposal or the Trust Amendment Proposal are approved and our board implements the Extension, the amendments to our A&R Charter that are set forth in Annex A hereto will become effective and we will continue our efforts to consummate the Potential Business Combination (or another business combination). We will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by our Sponsor as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called Special Meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Q: What happens to the Company warrants if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

A:   If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by May 28, 2023, and in accordance with the A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Q: What happens to the Company warrants if the Extension Amendment Proposal and the Trust Amendment Proposal are approved?

A:   If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate an initial business combination until the Extended Date. The public warrants will remain outstanding and only become exercisable 30 days after the completion of an initial business combination, provided we have an effective registration statement under the Securities Act of 1933 (the “Securities Act”) covering the issuance of the common stock issuable upon exercise of the warrants and a current prospectus relating to them is available (or we permit holders to exercise warrants on a cashless basis).

Q: If I do not exercise my redemption rights now, would I still	A: Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future initial

be able to exercise my redemption rights in connection with any future initial business combination	business combination, including the Potential Business Combination, if applicable, subject to any limitations set forth in our A&R Charter.

Q: How do I change my vote?

A:   To change your vote you may send a later-dated, signed proxy card to our President at the address set forth below so that it is received prior to the vote at the Special Meeting (which is scheduled to take place May 12, 2023) or attend the Special Meeting in person (which would include presence at the virtual Special Meeting), revoke their proxy, and vote. Stockholders also may revoke their proxy by sending a notice of revocation to our President at EG Acquisition Corp., 375 Park Avenue, 24th Floor, New York, NY 10152, which must be received by our President prior to the vote at the Special Meeting.

Please note, however, that if on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must bring to the Special Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares. If your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

Q: How are votes counted?

A:   Votes will be counted by the inspector of election appointed for the Special Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The Extension Amendment Proposal must be approved the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The Trust Amendment Proposal must be approved by the of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon, a quorum being present.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting means that such stockholder’s common stock will not count toward the quorum requirement for the Special Meeting and will not be voted. The approval of the Adjournment Proposal requires the of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon.

Accordingly, a Company stockholder’s failure to vote by proxy or to vote in person at the Special Meeting will not be counted toward the number of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions and broker non-votes will be counted in connection with the determination of whether a valid quorum is established, but will not count as a vote cast at the Special Meeting.

Q: If my shares are held in “street name,” will my broker automatically vote them for me?

A:   No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name,” you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q: What is a Quorum requirement?

A:   A quorum of our stockholders is necessary to hold a valid Special Meeting. A quorum will be present at the Special Meeting if the holders of a majority of the issued and outstanding common stock entitled to vote at the Special Meeting are represented in person or by proxy (which includes presence virtually at the Special Meeting). As of the record date for the Special Meeting, the holders of at least 14,062,501 shares of common stock would be required to achieve a quorum.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person (which includes presence virtually at the Special Meeting) at the Special Meeting. Abstentions and broker non-votes will be counted toward the quorum requirement, but will not count as a vote cast at the Special Meeting. In the absence of a quorum, a majority in voting power of the outstanding shares of common stock present in person or represented by proxy (which includes presence virtually at the Special Meeting) and entitled to vote, or, any officer entitled to preside at, or act as secretary of, such meeting, shall have the power to adjourn the Special Meeting.

Q: Who can vote at the Special Meeting?

A:   Only holders of record of our common stock at the close of business on April 17, 2023 are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On this record date, 28,125,000 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting proxy (which includes presence virtually at the Special Meeting) or vote by proxy. Whether or not you plan to attend the Special Meeting in person, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: Does the board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

A:   Yes. After careful consideration of the terms and conditions of these proposals, our board has determined that the Extension Amendment, the Trust Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The board recommends that our stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, and the Adjournment Proposal.

Q: What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:   Our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a stockholder. These interests include, among other things:

•  the fact that our Sponsor has waived its right to redeem any of the shares of common stock owned by it in connection with a stockholder vote to approve a proposed initial business combination;

•  the fact that our Sponsor owns 5,625,000 founder shares, acquired at an average purchase price of $0.004 per share, representing 20% of the total number of shares of common stock outstanding, and such securities will have a significantly higher value at the time of the Proposed Business Combination, estimated at approximately $57.4 million based on the closing price of $10.21 per share of Class A common stock on the NYSE on April 20, 2023;

•  the fact that our Sponsor paid $6,500,000 for an aggregate of 4,333,333 Private Placement Warrants (the “Private Placement Warrants”) at a price of $1.50 per warrant in a private placement simultaneously with the completion of the IPO, with each Private Placement Warrant being exercisable commencing 30 days following the consummation of the Proposed Business Combination, subject to certain lock-up restrictions, for one share of the combined company’s Class A common stock at $11.50 per share; the warrants held by our Sponsor had an aggregate market value of approximately $ 0.9 million based upon the closing price of $0.2062 per warrant on the NYSE on April 20, 2023;

•  the fact that our Sponsor has to waive its rights to liquidating distributions from the Trust Account with respect to any founder shares held by it if we fail to complete our initial business combination by May 28, 2023, unless extended;

•  the fact that (i) Noorsurainah (Su) Tengah serves as the Executive Manager and Head of Alternative Assets, for the Brunei Investment Agency, which is an investor in EnTrust Global and certain investment vehicles affiliated with EnTrust Global, including EnTrust Emerald (Cayman) LP, which is purchasing $50 million of the senior subordinated convertible note, dated October 17, 2022, and Incremental Amendment, dated October 28, 2022, by and among LGM and certain lenders in connection with the Proposed Business Combination (the “Bridge Notes”), and (ii) Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of EnTrust Emerald (Cayman) LP and other investment vehicles, which are purchasing $85 million in the aggregate of the Bridge Notes, and in respect of which certain affiliates of EnTrust Global may receive certain management and other fees, and, as such, Ms. Tengah and Mr. Hymowitz may have an interest in the Proposed Business Combination that is different from the public stockholders generally; and

• the fact that our Sponsor, directors and officers will lose their entire investment in the Company and will not be reimbursed
for any out-of-pocket expenses if an initial business
combination is not consummated by May 28, 2023 (unless
such date is extended pursuant to the Extension Amendment
Proposal and the Trust Amendment Proposal).

See the section entitled “The Special Meeting—Interests of our Sponsor,
Directors and Officers.”

Q: Who is the Company’s Sponsor?

A:   The Sponsor is EG Sponsor LLC, a Delaware limited liability company, which currently owns 5,625,000 founder shares. The Sponsor is affiliated with EnTrust Global Partners LLC (“EnTrust Global”). An affiliate of EnTrust Global, EnTrust Global Management GP LLC, has sole voting and dispositive power over the founder shares owned by the Sponsor. Gregg Hymowitz is the Chairman, Chief Executive Officer, Founder and Managing Partner of EnTrust Global and is a U.S. citizen. The Company does not believe that the Proposed Business Combination would be subject to regulatory review, including review by the Committee on Foreign Investment in the United States (“CFIUS”). Further, the Company does not believe that if such a review were conducted that a potential business combination ultimately would be prohibited.

• the fact that our Sponsor, directors and officers will lose their entire investment in the Company and will not be reimbursed
for any out-of-pocket expenses if an initial business
combination is not consummated by May 28, 2023 (unless
such date is extended pursuant to the Extension Amendment
Proposal and the Trust Amendment Proposal).

See the section entitled “The Special Meeting—Interests of our Sponsor,
Directors and Officers.”

However, if a potential business combination were to become subject to CFIUS review, CFIUS could decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval. The time required for CFIUS to conduct its review and any remedy imposed by CFIUS could prevent the Company from completing its initial business combination and require the Company to liquidate. In that case, investors would be entitled to redeem the Class A common stock, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our franchise and income taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law. Moreover, investors would lose the investment opportunity in a target company, any price appreciation in the combined companies, and the warrants would expire worthless.

Q: Do I have dissenters’ rights if I object to the Extension Amendment Proposal and the Trust Amendment Proposal?	A: Our stockholders do not have dissenters’ rights in connection with the Extension Amendment Proposal or the Trust Amendment Proposal under DGCL.

Q: What do I need to do now?

A:   We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as a stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

Q: How do I vote?	A: If you are a holder of record of our common stock, you may vote in person (including by virtual means as provided herein) at the Special Meeting or by submitting a proxy for the Special Meeting.

Whether or not you plan to attend the Special Meeting in person (including by virtual means), we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q: How do I redeem my common stock?

A:   Each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

In order to tender your common stock for redemption, you must (i)(a) hold shares of Class A common stock, or (b) hold units and you elect to separate your units into the underlying shares of Class A common stock and warrants prior to exercising your redemption rights with respect to the shares of Class A common stock; and (ii) prior to 5:00 p.m. Eastern Time, on May 10, 2023 (two business days prior to the vote at the Special Meeting), (a) submit a written request to our transfer agent, that we redeem your shares of Class A common stock for cash, and (b) deliver your shares of Class A common stock, physically or electronically through DTC.

Q: How do I withdrawal my election to redeem my common stock?

A:   If you tendered your common stock for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public common stock, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part).

Q: What should I do if I receive more than one set of voting materials?

A:   You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.

Q: Who is paying for this proxy solicitation?

A:   We will pay for the entire cost of soliciting proxies. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Morrow Sodali a fee of $32,500. We will also reimburse Morrow Sodali for reasonable out-of-pocket expenses and will indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q: Who can help answer my questions?

A:   If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: EGGF.info@investor.morrowsodali.com

If you have questions regarding the certification of your position or delivery of your common stock, please contact:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, New York 10004

Attention: SPAC Redemption Team

E-mail: spacredemptions@continentalstock.com

You may also obtain additional information about us from documents we file with the Securities and Exchange Commission (the “SEC”) by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to any initial business combination, including the Potential Business Combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Proxy Statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to any initial business combination, including the Potential Business Combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described under the section entitled “Risk Factors” and “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on April 13, 2023 and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this Proxy Statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

BACKGROUND

We are a blank check company incorporated in Delaware on January 28, 2021, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more businesses or entities.

On May 28, 2021, we consummated our IPO of 22,500,000 units. Each unit consisted of one share of Class A common stock, par value $0.0001 per share, and one-third of one redeemable warrant, with each whole warrant entitling the holder to purchase one share of Class A common stock at a price of $11.50 per share. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $225,000,000.

Simultaneously with the consummation of the IPO, we consummated the private placement (“Private Placement”) of 4,333,333 Private Placement Warrants at a price of $1.50 per Private Placement Warrant to the Sponsor, generating total proceeds of $6,500,000. The Private Placement Warrants are identical to the warrants sold in the IPO, including as to exercise price, exercisability and exercise period. The purchasers of the Private Placement Warrants have agreed not to transfer, assign, or sell any of the Private Placement Warrants or the Class A common stock underlying the Private Placement Warrants (except to certain permitted transferees) until the date that is three years after the date we complete of our initial business combination.

Following the closing of the IPO, a total of $225,000,000, from the net proceeds of the sale of the units in the IPO and the Private Placement Warrants was placed in the Trust and invested in U.S. “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”) having a maturity of 185 days or less in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. As of December 31, 2022, there was approximately $228,254,077 held in the Trust Account. As of April 17, 2023, funds held in the Trust Account totaled approximately $230,434,928.48, and were held in cash and/or U.S. government securities.

Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of founder shares and warrants that may become exercisable in the future and advances that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Special Meeting - Interests of our Sponsor, Directors and Officers.”

On the record date of the Special Meeting, there were 28,125,000 shares of common stock outstanding, of which 22,500,000 were public shares and 5,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds all 5,625,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

Our principal executive offices are located at 375 Park Avenue, 24th Floor, New York, NY 10152 and our telephone number is (212) 888-1040.

THE EXTENSION AMENDMENT AND THE TRUST AMENDMENT PROPOSALS

The Extension Amendment Proposal

We are proposing to amend our A&R Charter to extend the date by which we have to consummate a business combination to the Extended Date.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Approval of the Extension Amendment Proposal and the Trust Amendment Proposal are both a condition to the implementation of the Extension.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we have not consummated a business combination by May 28, 2023, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The purpose of the Extension Amendment and the Trust Amendment is to provide the Company with sufficient time to complete a business combination. On October 17, 2022, the Company entered into the Equity Purchase Agreement with LGM, the Existing Equityholders, Sponsor and the Existing Equityholder Representative. Under the Equity Purchase Agreement, the obligations of the parties to consummate the Potential Business Combination are subject to the satisfaction or waiver of certain customary closing conditions of the respective parties. The A&R Charter provides that we have until May 28, 2023 to complete our initial business combination. Since we have not yet completed the Potential Business Combination, our board believes that there may not be sufficient time before May 28, 2023 to hold a Special Meeting at which to conduct a vote for the stockholder approvals required in connection with the Potential Business Combination (or another business combination) and consummate the closing of the Potential Business Combination (or such other business combination). Accordingly, our board believes that in order for our stockholders to evaluate the Potential Business Combination (or such other business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination), we will need to obtain the Extension.

A copy of the proposed amendments to the A&R Charter is attached to this Proxy Statement in Annex A.

Trust Amendment Proposal

The purpose of the Trust Amendment is to amend the Trust Agreement to give us the right to extend the date on which Continental must liquidate the Trust Account if we have not completed our initial business combination, up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors). A copy of the proposed amendments to the Trust Agreement is attached to this Proxy Statement in Annex B.

Reasons for the Extension Amendment Proposal and the Trust Amendment Proposal

Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 28, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the A&R Charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

Our board believes, however, that stockholders should have an opportunity to evaluate the Potential Business Combination (or another business combination). Accordingly, our board is proposing the Extension Amendment to extend the date by which we have to complete our initial business combination until the Extended Date and to allow for the Election. The Extension would give us the opportunity to hold a stockholder vote for the approval of the Potential Business Combination (or another business combination) and to complete the Potential Business Combination (or another business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future, including the Potential Business Combination, if applicable, and the right to redeem your public shares in connection with such initial business combination.

If Either the Extension Amendment Proposal or the Trust Amendment Proposal Is Not Approved

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with our A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law.

There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

If the Extension Amendment Proposal and the Trust Amendment Proposal Are Approved

Upon approval of the Extension Amendment Proposal and the Trust Amendment Proposal by the requisite number of votes and the decision by our board to implement the Extension, the amendments to our A&R Charter that are set forth in Annex A hereto will become effective. We will remain a reporting company under the Exchange Act, and our units, public shares and warrants will remain publicly traded.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the approximately $230,434,928.48 that was in the Trust Account as of April 17, 2023. In such event, we may need to obtain additional funds to complete the Potential Business Combination or any other initial business combination, and there can be no assurance that such funds will be available on terms acceptable or at all.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented but we do not complete our initial business combination by the Extended Date (or, if such date is further extended at a duly called Special Meeting, such later date), we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. We cannot assure you that the per share distribution from the Trust Account, if we liquidate, will not be less than $10.00 due to unforeseen claims of creditors. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

Notwithstanding the foregoing, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal, and the consequences will be the same as if the Extension Amendment Proposal and the Trust Amendment Proposal were not approved, as described above.

Redemption Rights

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, each of our public stockholders may submit an election that, if the Extension is implemented, such public stockholder elects to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any proposed initial business combination, including the Potential Business Combination, if applicable, or if we have not consummated our initial business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (i) IF YOU HOLD SHARES OF CLASS A COMMON STOCK THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE

UNDERLYING SHARES OF CLASS A COMMON STOCK AND WARRANTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE SHARES OF CLASS A COMMON STOCK, (ii) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON MAY 10, 2023 (TWO BUSINESS DAYS PRIOR TO THE VOTE AT THE SPECIAL MEETING), THAT YOUR SHARES OF CLASS A COMMON STOCK BE REDEEMED FOR CASH, AND (iii) DELIVER YOUR SHARES OF CLASS A COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

In order to tender your common stock for redemption, you must elect either to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to Continental, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team, spacredemptions@continentalstock.com, or to tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to the transfer agent electronically using DTC’s DWAC (Deposit/Withdrawal At Custodian) system, which election would likely be determined based on the manner in which you hold your shares. You must identify yourself in writing as a beneficial holder of your common stock and provide your legal name, phone number and address. You should tender your common stock in the manner described above prior to 5:00 p.m. Eastern Time on May 10, 2023 (two business days before the Special Meeting).

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such stockholders will have less time to make their investment decision than those stockholders that tender their shares through the DWAC system. Stockholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal at the Special Meeting will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you tendered your common stock for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. Any request for redemption, once made by a holder of public common stock, may not be withdrawn once submitted to us unless our board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In the event that a public stockholder tenders shares and the Extension Amendment Proposal and the Trust Amendment Proposal are not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal and the Trust Amendment Proposal will not be approved. The transfer agent will hold the certificates of public stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, we will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any, divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of April 17, 2023, which was approximately $230,434,928.48, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.24 at the time of the Special Meeting. The closing price of the public shares on the NYSE on April 20, 2023, the most recent practicable closing price prior to the mailing of this Proxy Statement, was $10.21. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your shares (and/or deliver your share certificate(s) (if any) and other redemption forms) to our transfer agent prior to the vote on the Extension Amendment Proposal at the Special Meeting. We anticipate that a public stockholder who tenders common stock for redemption in connection with the vote to approve the Extension Amendment Proposal and the Trust Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR

STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) that make an Election if the Extension is completed. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the U.S. Internal Revenue Service (the “IRS”) and judicial decisions, all as currently in effect as of the date hereof and all of which are subject to differing interpretations or change, possibly with retroactive effect. No assurance can be given that the IRS will not assert, or that a court will not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of U.S. federal income taxation that may be relevant to particular holders in light of their particular circumstances, and does not address the U.S. federal income tax consequences to holders that are subject to special tax rules, including, without limitation: financial institutions, insurance companies, mutual funds, pension plans, S corporations, controlled foreign corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, partnerships and their partners, tax-exempt organizations (including private foundations), investors that hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale” or other integrated transaction for U.S. federal income tax purposes, holders subject to the alternative minimum tax provisions of the Code, holders who acquired Class A common stock directly or indirectly in connection with performance of services, pursuant to an exercise of employee options, in connection with employee incentive plans or otherwise as compensation, the Sponsor and its affiliates, persons who actually or constructively own 5% or more (by vote or value) of the Class A common stock, persons required to accelerate the recognition of any item of gross income with respect to Class A common stock as a result of such income being recognized on an applicable financial statement, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, and U.S. expatriates, all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-U.S. tax considerations, any non-income tax (such as gift or estate tax) considerations, the alternative minimum tax, the Medicare tax on certain net investment income, or any tax reporting obligations in respect of the ownership of Class A common stock. In addition, this summary is limited to holders that hold Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and the partner and certain determinations made at the partner level. If you are a partner of a partnership holding Class A common stock, you are urged to consult your tax advisor.

For purposes of this discussion, a “U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A common stock that is:

•	an individual who is a United States citizen or resident of the United States;

•

a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•	an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source; or

•

a trust (i) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (ii) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner for U.S. federal income tax purposes of Class A common stock that is not a U.S. Holder or a partnership.

Tax Consequences to U.S. Holders Exercising Redemption Rights

This section is addressed to U.S. Holders of Class A common stock that elect to have their Class A common stock redeemed for cash as described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights.”

Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock is redeemed pursuant to the redemption provisions described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights,” the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Generally, whether the redemption qualifies for exchange treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder relative to all of our shares treated as held by the U.S. Holder both before and after the redemption. The redemption of Class A common stock generally will be treated as an exchange of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder generally takes into account not only stock actually owned by the U.S. Holder, but also stock that is constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include stock which could be acquired pursuant to the exercise of the warrants. Among other requirements that must be met, in order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must be less than 80% of the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. Because holders of Class A common stock are not entitled to elect directors until after the completion of a business combination, the Class A common stock may not be treated as voting stock for this purpose and, consequently, the substantially disproportionate test may not be applicable. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock and certain other requirements are met. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s redemption results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “ — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights are urged to consult their tax advisors to determine whether the redemption of their Class A common stock would be treated as an exchange or as a distribution under the Code in light of their particular circumstances.

Gain or Loss on Exchange of Class A Common Stock

If the redemption qualifies as an exchange of Class A common stock with respect to a U.S. Holder, such U.S. Holder generally will recognize gain or loss in an amount equal to the difference between (i) the sum of cash and the fair market value of any property received by the U.S. Holder on such disposition and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so disposed of. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost of the Class A common stock, less any prior distributions on the Class A common stock treated as a return of capital. Any such gain or loss recognized will generally be capital gain or loss and generally will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gain realized by a non-corporate U.S. Holder is currently taxed at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as an exchange of Class A common stock with respect to a U.S. Holder, such U.S. Holder will be treated as receiving a distribution. Any distributions to U.S. Holders generally will constitute dividends for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in the Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described above under “ — Gain or Loss on Exchange of Class A Common Stock.” Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

Tax Consequences to Non-U.S. Holders Exercising Redemption Rights

This section is addressed to Non-U.S. Holders of EGA Class A common stock that elect to have their Class A common stock redeemed for cash as described in the section entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights.”

Redemption of Class A Common Stock

The characterization for U.S. federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock pursuant to the redemption provisions described in the sections entitled “The Extension Amendment and the Trust Amendment Proposals — Redemption Rights” generally will correspond to the U.S. federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described above under “Tax Consequences to U.S. Holders Exercising Redemption Rights — Redemption of Class A Common Stock.”

Non-U.S. Holders of Class A common stock considering exercising their redemption rights should consult their tax advisors as to whether the redemption of their Class A common stock will be treated as a sale or as a distribution under the Code in light of their particular circumstances.

Gain on Sale, Taxable Exchange, or Other Taxable Disposition of EGA Class A Common Stock

Subject to the discussions below under “ — Information Reporting and Backup Withholding” and “ — FATCA,” if the redemption qualifies as an exchange of Class A common stock to a Non-U.S. Holder, such Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock, unless:

•

the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case, unless an applicable income tax treaty provides otherwise, the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

•

the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will generally be subject to a 30% tax on the individual’s net capital gain for the year; or

•

we are or have been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held the Class A common stock, and, in the case where shares of Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of Class A common stock.

With respect to the third bullet point above (if applicable to a particular Non-U.S. Holder), gain recognized by such Non-U.S. Holder on the sale, exchange or other disposition of the Class A common stock will be subject to tax at generally applicable U.S. federal income tax rates. There can be no assurance that Class A common stock will be treated as regularly traded on an established securities market for this purpose. EGA does not believe that it is or has been a United States real property holding corporation for U.S. federal income tax purposes but there can no assurance in this regard. EGA would be classified as a United States real property holding corporation if the fair market value of its “United States real property interests” equals or exceeds 50% of the sum of the fair market value of its worldwide real property interests plus its other assets used or held for use in a trade or business, as determined for U.S. federal income tax purposes.

Taxation of Distributions

If the redemption does not qualify as an exchange of Class A common stock with respect to a Non-U.S. Holder, the Non-U.S. Holder will be treated as receiving a distribution. Subject to the discussions below under “ — Information Reporting and Backup Withholding” and “— FATCA,” in general, any distributions we make to a Non-U.S. Holder on shares of Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), the applicable withholding agent will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of Class A common stock (and, subject to the discussion below under “ — Information Reporting and Backup Withholding” and “ — FATCA,” and the third bullet point above under “ — Tax Consequences for Non-U.S. Holders Exercising Redemption Rights — Gain on Exchange of Class A Common Stock,” to the extent such distribution does not exceed the adjusted tax basis such amount will generally not be subject to withholding) and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of Class A common stock, which will be treated as described above under “ — Tax Consequences to Non-U.S. Holders Exercising Redemption Rights — Gain on Exchange of Class A Common Stock.” In addition, if we determine that we are classified as a United States real property holding corporation, we will withhold 15% of any distribution that exceeds our current and accumulated earnings and profits.

Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States (and, under certain income tax treaties, attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), generally will not be subject to U.S. federal withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to U.S. federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

Information Reporting and Backup Withholding

Generally information reporting requirements may apply to payments resulting from the redemption of Class A common stock. U.S. Holders generally may have to provide their taxpayer identification number and comply with comply certification requirements (usually on an IRS Form W-9) to avoid backup withholding. A Non-U.S. Holder may have to comply with certification procedures to establish that it is not a United States person in order to avoid information reporting and backup withholding requirements. The certification procedures required to claim a reduced rate of withholding under an applicable income tax treaty generally will satisfy a Non-U.S. Holder’s certification requirements necessary to avoid backup withholding as well. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will generally be allowed as a refund or a credit against a U.S. Holder’s or Non-U.S. Holder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS. Holders should consult their tax advisors regarding the application of information reporting and backup withholding to them.

FATCA

Provisions commonly referred to as “FATCA” impose withholding of thirty percent (30%) on payments of dividends including amounts treated as dividends received pursuant to a redemption on Class A common stock. On December 13, 2018, the IRS released proposed Treasury regulations that, if finalized in their proposed form, would eliminate the obligation to withhold on gross proceeds from a disposition of any stock, debt instrument, or other property that can produce U.S.-source dividends or interest. Although these proposed Treasury regulations are not final, taxpayers generally may rely on them until final Treasury regulations are issued. In general, no such withholding will be required with respect to a U.S. Holder or an individual Non-U.S. Holder that timely provides the certifications required on a valid IRS Form W-9 or W-8, respectively. Holders potentially subject to withholding include “foreign financial institutions” (which is broadly defined for this purpose and in general includes investment vehicles) and certain other non-U.S. entities unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied, or an exemption applies (typically certified as to by the delivery of a properly completed IRS Form W-8BEN-E). Foreign financial institutions located in jurisdictions that have an intergovernmental agreement with the United States governing FATCA may be subject to different rules. Holders should consult their tax advisors regarding the effects of FATCA on a redemption of Class A common stock.

WE URGE HOLDERS OF CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISORS CONCERNING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

THE SPECIAL MEETING

Date, Time and Place. The Special Meeting of our stockholders will be held at 10:00 a.m. Eastern Time on May 12 , 2023, as a virtual meeting, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. You may attend the Special Meeting online, vote, view the list of stockholders entitled to vote at the Special Meeting and submit your questions during the Special Meeting by visiting https://www.cstproxy.com/egacquisition/2023 or vote by phone by calling toll-free (within the U.S. and Canada) 1 800-450-7155 (or +1 857-999-9155 if you are located outside the U.S. and Canada (standard rates apply)). This Proxy Statement is first being mailed to stockholders of the Company on or about April 24, 2023. The sole purpose of the Special Meeting is to consider and vote upon the following proposals.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the common stock at the close of business on April 17, 2023, the record date for the Special Meeting. You will have one vote per proposal for each share of common stock you owned at that time. The Company warrants do not carry voting rights.

Votes Required. The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon, a quorum being present. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

On the record date of the Special Meeting, there were 28,125,000 shares of common stock outstanding, of which 22,500,000 were public shares and 5,625,000 were founder shares. The founder shares carry voting rights in connection with the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal, and we have been informed by our Sponsor, which holds 5,625,000 founder shares, that it intends to vote in favor of the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal.

If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If you do not want the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” the proposals. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid pro rata to the redeeming holders. You will still be entitled to make the Election if you vote against, abstain or do not vote on the Extension Amendment Proposal or the Trust Amendment Proposal.

Broker non-votes, abstentions or the failure to vote on the proposals will have the same effect as votes “AGAINST” the Extension Amendment Proposal, Trust Amendment Proposal, and Adjournment Proposal.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited on behalf of our board on the proposals to approve the Extension Amendment Proposal and the Trust Amendment Proposal being presented to stockholders at the Special Meeting. We have engaged Morrow Sodali to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person, by telephone or other means of communication. If you grant a proxy, you may still revoke your proxy and vote your shares in person (including by virtual means as provided herein) at the Special Meeting. You may contact Morrow Sodali at:

Morrow Sodali LLC

333 Ludlow Street, 5th Floor, South Tower

Stamford, CT 06902

Individuals call toll-free (800) 662-5200

Banks and brokers call (203) 658-9400

Email: EGGF.info@investor.morrowsodali.com

Required Vote

The approval of the Extension Amendment Proposal requires the affirmative vote of at least sixty-five percent (65%) of the issued and outstanding shares of Class A common stock and Class B common stock, voting as a single class. The approval of the Trust Amendment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon, a quorum being present. The approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved and we do not consummate our initial business combination by May 28, 2023, as contemplated by our IPO prospectus and in accordance with our A&R Charter, we will: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the holders of our founder shares, our Sponsor, will not receive any monies held in the Trust Account as a result of its ownership of the founder shares.

The approval of both the Extension Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our board’s plan to (1) extend the date by which we must consummate our initial business combination and (2) consummate the Potential Business Combination (or another business combination). Therefore, our board will abandon and not implement either amendment unless our stockholders approve both the Extension Amendment Proposal and the Trust Amendment Proposal. This means that if one proposal is approved by the stockholders and the other proposal is not, neither proposal will take effect. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal and the Trust Amendment Proposal, our board will retain the right to abandon and not implement the Extension without any further action by our stockholders. Additionally, we will not proceed with the Extension if redemptions of our public shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Interests of our Sponsor, Directors and Officers

When you consider the recommendation of our board, you should keep in mind that our Sponsor, directors and officers will benefit from the proposals and the consummation of a business combination, and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidate. Additionally, our Sponsor, directors and officers may have interests in the proposals that may be different from, or in addition to, or which may conflict with your interests as a stockholder. These interests include, among other things:

•

The fact that if we do not consummate our initial business combination transaction by May 28, 2023, which is 24 months from the closing of our IPO, or by the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented (or, if such date is further extended at a duly called Special Meeting, such later date), we would: (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the trust account and not previously released to us to pay our franchise and income taxes, if any (less up to $100,000 of net interest to pay dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board, liquidate and dissolve, subject in each case to our obligations under DGCL to provide for claims of creditors and the requirements of other applicable law. In such event, the founder shares, which are owned by our Sponsor, would be worthless because following the redemption of the public shares, we would likely have few, if any, net assets and because the holders of our founder shares have agreed to waive their rights to liquidating distributions from the Trust Account with respect to the founder shares if we fail to complete our initial business combination within the required period;

•

the anticipated election of Gregg S. Hymowitz, our existing Chief Executive Officer and director, and Gary Fegel, our existing Chairman, as directors of the combined company after the consummation of the Proposed Business Combination. As such, in the future they will receive any cash fees, stock options or stock awards that the combined company’s board determines to pay to directors;

•

the fact that, the Existing Equityholders, our Sponsor and the combined company will enter into a certain Stockholders’ Agreement (the “Stockholders’ Agreement”) upon the consummation of the Proposed Business Combination, pursuant to which our Sponsor, and its permitted transferees, by a majority of shares held by them, will have the right to nominate, and the combined company’s board and the Existing Equityholders, and their permitted transferees, will appoint and vote for, two members of the company’s board, initially designated pursuant to the Stockholders’ Agreement as Gregg S. Hymowitz and Gary Fegel, and thereafter as designated by the Sponsor, and its permitted transferees, by a majority of shares held by them;

•

the fact that (i) each of directors Gregg Hymowitz (through his affiliation with EnTrust Global Management GP LLC) and Gary Fegel (through his affiliation with GMF Venture LP) beneficially owns and has a substantial economic interest in Sponsor and (ii) each of directors Louise Curbishley, Linda Hall Daschle, Jonathan Silver and Noorsurainah (Su) Tengah individually owns and has a small (less than 1%) economic interest in Sponsor (in each case, which is immaterial to their respective net worth and which the board believes is not material to the Proposed Business Combination), and, as such, given Sponsor’s ownership of the outstanding founder shares and warrants as well as certain governance rights that Sponsor will receive under the Stockholders Agreement, each of the foregoing directors of may have an interest in the Proposed Business Combination that is different from the public stockholders generally;

•

the fact that (i) Noorsurainah (Su) Tengah serves as the Executive Manager and Head of Alternative Assets, for the Brunei Investment Agency, which is an investor in EnTrust Global and certain investment vehicles affiliated with EnTrust Global, including EnTrust Emerald (Cayman) LP, which is purchasing $50 million of the Bridge Notes, and (ii) Gregg Hymowitz serves as the Founder and Chief Executive Officer of EnTrust Global, an affiliate of which serves as the general partner of EnTrust Emerald (Cayman) LP and other investment vehicles, which are purchasing $85 million in the aggregate of the Bridge Notes, and in respect of which certain affiliates of EnTrust Global may receive certain management and other fees, and, as such, Ms. Tengah and Mr. Hymowitz may have an interest in the Proposed Business Combination that is different from the public stockholders generally;

•	the continued indemnification of our existing directors and officers and the continuation of our directors’ and officers’ liability insurance after the Proposed Business Combination;

•	the fact that our Sponsor has waived its right to redeem any of the shares of common stock owned by it in connection with a stockholder vote to approve a proposed initial business combination;

•

the fact that our Sponsor has to waive its rights to liquidating distributions from the Trust Account with respect to any founder shares held by it if we fail to complete our initial business combination by May 28, 2023, unless extended;

•

the fact that if we do not complete our initial business combination by May 28, 2023, unless extended, the proceeds of the sale of the Private Placement Warrants held in the Trust Account will be used to fund the redemption of our Class A common stock, and the Private Placement Warrants will expire worthless;

•

the fact that our Sponsor, officers or directors may have a conflict of interest with respect to evaluating the Proposed Business Combination and financing arrangements because we may obtain loans from our Sponsor or an affiliate of our Sponsor or any of our officers or directors to finance transaction costs in connection with the Proposed Business Combination, with up to $1,500,000 of such loans convertible into warrants identical to the Private Placement Warrants, including as to exercise price, exercisability and exercise period, at a price of $1.50 per warrant at the option of the lender;

•

the fact that our Sponsor owns 5,625,000 founder shares, acquired at an average purchase price of $0.004 per share, representing 20% of the total number of shares of common stock outstanding, and such securities will have a significantly higher value at the time of the Proposed Business Combination, estimated at approximately $57.4 million based on the closing price of $10.21 per share of Class A common stock on the NYSE on April 20, 2023;

•

the fact that our Sponsor paid $6,500,000 for an aggregate of 4,333,333 Private Placement Warrants at a price of $1.50 per warrant in a private placement simultaneously with the completion of the IPO, with each Private Placement Warrant being exercisable commencing 30 days following the consummation of the Proposed Business Combination, subject to certain lock-up restrictions, for one share of the combined company’s Class A common stock at $11.50 per share; the warrants held by our Sponsor had an aggregate market value of approximately $0.9 million based upon the closing price of $0.2062 per warrant on the NYSE on April 20, 2023;

•

The fact that if the Trust Account is liquidated, including in the event that we are unable to complete an initial business combination within the required time period, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or a prospective target business with which we have entered into a written letter of intent, confidentiality or similar agreement or business combination agreement, reduce the amount of funds in the Trust Account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.00 per share due to reductions in the value of the trust assets, less taxes payable, provided that such liability will not apply to any claims by a third party or prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) nor will it apply to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act; and

•

the fact that our Sponsor, directors and officers will lose their entire investment in the Company, including $1.4 million of loans made by our Sponsor to the Company, and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by May 28, 2023 (unless such date is extended pursuant to the Extension Amendment Proposal and the Trust Amendment Proposal).

The Board’s Reasons for the Extension Amendment Proposal and the Trust Amendment Proposals and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our board has determined that the Extension Amendment and Trust Amendment are in the best interests of the Company and its stockholders. Our board has approved and declared advisable adoption of the Extension Amendment Proposal and the Trust Amendment Proposal, and recommends that you vote “FOR” such proposals.

Our A&R Charter provides that we have until May 28, 2023 to complete our initial business combination under its terms. Our A&R Charter provides that if our stockholders approve an amendment to our A&R Charter that would affect the substance or timing of our obligation to redeem all of our public shares if we do not complete our initial business combination before May 28, 2023, we will provide our public stockholders with the opportunity to redeem all or a portion of their common stock upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay franchise and income taxes, if any, divided by the number of then outstanding public shares. We believe that this provision of the A&R Charter was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable business combination in the timeframe contemplated by the A&R Charter. In addition, approval of the Trust Amendment Proposal is a condition to the implementation of the Extension Amendment Proposal.

We believe that it is in the best interests of our stockholders to extend the date that we have to consummate a business combination to the Extended Date in order to allow our stockholders to evaluate the Potential Business Combination (or another business combination) and for us to be able to consummate the Potential Business Combination (or such other business combination). In addition, approval of the Extension Amendment Proposal is a condition to the implementation of the Trust Amendment Proposal.

After careful consideration of all relevant factors, our board determined that the Extension Amendment and the Trust Amendment are in the best interests of the Company and its stockholders.

Our Board unanimously recommends that our stockholders vote “FOR” the approval of both the Extension Amendment Proposal and the Trust Amendment Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal or the Trust Amendment Proposal. In no event will our board adjourn the Special Meeting beyond May 26, 2023.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal.

Vote Required for Approval

The Adjournment Proposal requires the affirmative vote of the holders of a majority in voting power of the outstanding shares of common stock present in person or by proxy at the Special Meeting (which includes presence virtually at the Special Meeting) and entitled to vote thereon. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as a vote cast at the Special Meeting.

Recommendation of the Board

If presented, our board unanimously recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the common stock as of April 17, 2023, based on information obtained from the persons named below, with respect to the beneficial ownership of the common stock, by:

•	each person known by us to be the beneficial owner of more than 5% of our common stock;

•	each of our executive officers and directors; and

•	all our executive officers and directors as a group.

As of the record date, there were a total of 28,125,000 shares of common stock outstanding. Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these are not exercisable within 60 days of this proxy statement.

	As of April 17, 2023
Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
EG Sponsor LLC (our sponsor)(2)(3)	5,625,000	20.00%
Gregg Hymowitz	5,625,000	20.00%
Gary Fegel	—	—
Sophia Park Mullen	—	—
Louise Curbishley	—	—
Linda Hall Daschle	—	—
Jonathan Silver	—	—
Noorsurainah (Su) Tengah	—	—
Saba Capital Management, L.P. (4)	1,721,200	7.7%
Fir Tree Capital Management LP(5)	1,513,628	6.73%
HGC Investment Management Inc.(6)	1,604,717	7.13%
BTIG, LLC(7)	1,303,017	5.79%
All executive officers, directors and director nominees as a group (7 individuals) (2)	5,625,000	20.00%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o EG Acquisition Corp., 375 Park Avenue, 24th Floor, New York, NY 10152.
(2)

Interests shown consist solely of founder shares, classified as shares of Class B common stock. Such shares are convertible into shares of Class A common stock on a one-for-one basis, subject to adjustment.

(3)

Our sponsor is the record holder of such shares. EnTrust Global Management GP LLC is the managing member of our sponsor (the “Managing Member”), and as such has voting and investment discretion with respect to the common stock held of record by our sponsor and may be deemed to have shared beneficial ownership of the common stock held directly by our sponsor. Gregg Hymowitz is the sole and managing member of GH Onshore GP LLC, which is the sole and managing member of the Managing Member, and as a result, may be deemed to have shared beneficial ownership (along with the Managing Member, GH Onshore GP LLC and the Sponsor) of the common stock held directly by our sponsor. Each of EnTrust Global Management GP LLC, GH Onshore GP LLC and Gregg Hymowitz disclaims beneficial ownership of such securities except to the extent of its or his pecuniary interest therein. Each of our officers and directors may hold a direct or indirect interest in our sponsor. An affiliate of GMF Capital has an approximately 50% membership interest in the sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(4)

According to a Schedule 13G filed with the SEC on February 14, 2023, Saba Capital Management, L.P., Boaz R. Weinstein, and Saba Capital Management GP, LLC may be deemed to have shared dispositive voting power with regard to 1,721,200 shares of Class A common stock of the Company. The business address of each is 405 Lexington Avenue, 58th Floor, New York, New York 10174.

(5)

According to a Schedule 13G filed with the SEC on February 14, 2023, Fir Tree Capital Management LP may be deemed to have sole voting power with regard to 1,513,628 shares of Class A common stock of the Company. The business address of Fir Tree Capital Management LP is 500 5th Avenue, 9th Floor, New York, New York 10110.

(6)

According to a Schedule 13G filed with the SEC on February 14, 2023, HGC Investment Management Inc. may be deemed to have sole voting power with regard to 1,604,717 shares of Class A common stock of the Company. The business address of HGC Investment Management Inc. is 1073 Yonge Street, 2nd Floor, Toronto, Ontario M4W 2L2, Canada.

(7)

According to a Schedule 13G filed with the SEC on January 17, 2023, BTIG, LLC may be deemed to have shared voting and dispositive power with regard to 2 1,303,017 Class A common stock of the Company. The business address of BTIG, LLC is 600 Montgomery Street, 6th Floor, San Francisco, CA 94111.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•

if the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 375 Park Avenue, 24th Floor, New York, NY 10152, to inform us of the stockholder’s request; or

•	if a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

You may also obtain these documents by requesting them in writing from us by addressing such request to our Secretary at EG Acquisition Corp., 375 Park Avenue, 24th Floor, New York, NY 10152.

If you are a stockholder of the Company and would like to request documents, please do so by May 5, 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

ANNEX A

FORM OF AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

EG ACQUISITION CORP.

            , 2023

EG Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.

The name of the Corporation is “EG Acquisition Corp.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on January 28, 2021. The Amended and Restated Certificate of Incorporation was filed with the Secretary of State of Delaware on May 25, 2021 (the “Amended and Restated Certificate”).

2.	This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3.

This Amendment to the Amended and Restated Certificate was duly approved by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the Securities and Exchange Commission (the “SEC”) on April 5, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay franchise and income taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation does not complete its initial Business Combination within 27 months (or up to 31 months, if applicable under the provisions of Section 9.2(d)) from the closing of the Offering and (iii) the redemption of Offering Shares in connection with a vote seeking to amend any provisions of this Amended and Restated Certificate relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of the Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or any affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

5.	The text of Section 9.2(d) of Article IX is hereby amended and restated to read in full as follows:

In the event that the Corporation has not consummated an initial Business Combination within 27 months from the closing of the Offering, the Corporation shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Offering Shares in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes (less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding Offering Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further

A-1

liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

Notwithstanding the foregoing or any other provisions of the Articles of this Amended and Restated Certificate, in the event that the Corporation has not consummated an initial Business Combination within 27 months from the closing of the Offering, the Corporation may, without another stockholder vote, elect to extend the date to consummate the Business Combination up to 4 times for additional one month periods after the 27 months from the closing of the Offering, by resolution of the Board if requested by the Sponsor.

6.	The text of Section 9.7 of Article IX is hereby amended and restated to read in full as follows:

Additional Redemption Rights. If, in accordance with Section 9.l(a), any amendment is made to Section 9.2(d) to modify the substance or timing of the Corporation’s obligation to redeem 100% of the Offering Shares if the Corporation has not consummated an initial Business Combination within 27 months (or up to 31 months, if applicable under the provisions of Section 9.2(d)) from the closing of the Offering or with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity, the Public Stockholders shall be provided with the opportunity to redeem their Offering Shares upon the approval of any such amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Corporation to pay its franchise and income taxes, divided by the number of then outstanding Offering Shares; provided, however, that any such amendment will be voided, and this Article IX will remain unchanged, if any stockholders who wish to redeem are unable to redeem due to the Redemption Limitation.

IN WITNESS WHEREOF, EG Acquisition Corp. has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

EG ACQUISITION CORP.

By:
Name: Gregg S. Hymowitz
Title: Chief Executive Officer

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ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT

TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of [●], 2023, by and between EG Acquisition Corp., a Delaware Corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on October 23, 2020, the Company consummated an initial public offering (the “Offering”) of units of the Company, each of which is composed of one of the Company’s Class A common stock, par value $0.0001 per share (“Common stock”), and one-third of one warrant, each whole warrant entitling the holder thereof to purchase one share of Common Stock;

WHEREAS, $225,000,000 of the gross proceeds of the Offering and sale of the private placement warrants were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of May 25, 2021, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Common stock and holders of its Class B common stock, par value $0.0001 per share (the “Class B Common stock”), at the Special Meeting to: (i) give the Company the right to extend the date before which the Company must complete a business combination up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors) (the “Extension Amendment”) and (ii) give the Company the right to extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors) (the “Trust Amendment”);

WHEREAS, holders of at least sixty-five percent (65%) of the issued and outstanding shares of Common Stock and Class B Common Stock, voting as a single class, approved the Extension Amendment and the Trust Amendment; and

WHEREAS, the parties desire to amend the Original Agreement to, among other things, reflect amendments to the Original Agreement contemplated by the Trust Amendment.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed by the Underwriter and on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) upon the date which is the later of (1) December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors) and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its franchise and income taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), shall be distributed to the Public Stockholders of record as of such date. It is acknowledged and agreed that there should be no reduction in the principal amount per share initially deposited in the Trust Account.”

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name: Title:

EG Acquisition Corp.

By:
Name: Title:

EG ACQUISITION CORP. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON MAY 12, 2023

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated April 21, 2023, in connection with the Special Meeting to be held at 10:00 a.m. Eastern Time on May 12, 2023, as a virtual meeting, for the sole purpose of considering and voting upon the following proposals, and hereby appoints Gregg S. Hymowitz and Sophia Park Mullen, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of EG Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED “FOR” THE PROPOSALS SET FORTH BELOW.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

to be held on May 12, 2023:

The notice of Special Meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/egacquisition/2023.

Please mark vote as indicated in this example
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3.

	FOR	AGAINST	ABSTAIN
Proposal 1 – Extension of Corporate Life — Amend the A&R Charter to give the Company the right to extend the date that the Company has to consummate a business combination up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors).	☐	☐	☐

Proposal 2 – Extension of Trust Agreement — Amend the Investment Management Trust Agreement, dated May 25, 2021, by and between the Company and Continental Stock Transfer & Trust Company (“Continental”), to give the Company the right to extend the date on which Continental must liquidate the Trust Account established in connection with the Company’s initial public offering if the Company has not completed its initial business combination up to 5 times, initially from May 28, 2023 to August 28, 2023, and thereafter for additional one month periods commencing on August 28, 2023 through and until December 28, 2023 (or such earlier date after May 28, 2023 as determined by the Company’s board of directors). Proposal 2 is conditioned on the approval of Proposal 1. If Proposal 2 is approved by the stockholders and Proposal 1 is not, neither proposal will take effect.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3 – Adjournment — Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1 or Proposal 2.	FOR ☐	AGAINST ☐	ABSTAIN ☐

Check here for address change and indicate the correct address below:	☐

Dated: , 2023

Signature

(Signature if held Jointly)

Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED STOCKHOLDER. IF YOU RETURN A SIGNED AND DATED PROXY BUT NO DIRECTION IS MADE, YOUR COMMON STOCK WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE